Exhibit 10.49

THIRD AMENDMENT TO EMPLOYMENT AGREEMENT

This Amendment to Employment Agreement (this "Amendment") is made effective as of December 30, 2010, by and between OSI Restaurant Partners, LLC (the "Company"), and Joseph J. Kadow (the "Executive").

Background Information

           The parties to this Amendment (the "Parties") entered into an Amended and Restated Officer Employment Agreement as of June 14, 2007 (the "Original Employment Agreement"), regarding the Executive's employment relationship with the Company.  The Original Employment Agreement was amended on January 1, 2009 (the “First Amendment”) and on June 12, 2009 (the “Second Amendment’). The Original Employment Agreement, the First Amendment and the Second Amendment are hereinafter collectively referred to as the “Employment Agreement.” The Parties desire to further amend the Employment Agreement in order to comply with IRS Notice 2010-6 and Section 409A of the Internal Revenue Code of 1986, as amended. The Employment Agreement, as amended by this Amendment, is hereinafter collectively referred to as the "Agreement."

Amendment of the Employment Agreement

The Parties hereby acknowledge the accuracy of the foregoing Background Information and hereby agree as follows:

1. Definitions.  All capitalized terms used in this Agreement but which are not otherwise defined herein, shall have the respective meanings given those terms in the Employment Agreement, as applicable.

2. Severance.  Section 9(b)(ii)(x)  of the Agreement is hereby amended by adding the following to the end thereof:

"if such release is not delivered to the Company within thirty (30) days of the date of such termination, Executive’s rights to Severance under this section 9(b) are forfeited."

3. Reaffirmation. The terms and conditions of the Agreement between Company and Executive that are unaffected by this Amendment remain in full force and effect.

IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have executed this Amendment.

JOSEPH J. KADOW                                    OSI RESTAURANT PARTNERS, LLC

/s/ Joseph J. Kadow              By:        /s/ Kelly Lefferts
                       Kelly Lefferts

                       Its:       Vice President and Assistant General Counsel